DAIFUWASTE MANAGEMENT HOLDING LIMITED

consolidated financial statements

FOR THE Period ENDED September 30, 2011 and 2010

(Stated in US dollars)

(Unaudited)

1

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30,
(Stated in US Dollars)
UNAUDITED	September 30	September 30
	2011	2010
ASSETS
Current assets
Cash and cash equivalents	211,432	841,148
Restricted cash	--	4,154,393
Accounts receivable	410,813	494,785
Inventories	762,496	467,116
Prepayments, deposits and other receivables	479,180	715,285
Total current assets	1,863,921	6,672,727

Non-current assets
Property, plant and equipment, net	26,615	37,137
Other Assets	293,590	---
TOTAL ASSETS	2,184,126	6,709,864

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	29,597	16,587
Other payables and accrued liabilities	2,377,915	3,213,516
Total current liabilities	2,407,512	3,230,103
TOTAL LIABILITIES	2,407,512	3,203,103

STOCKHOLDERS’ EQUITY
Common stock	1,063,564	958,332
Preferred stock	---	318,875
Additional paid-in capital	3,857,914	7,640,125
Accumulated other comprehensive income
- foreign currency translation adjustments	71,748	34,694
- loss on share exchange	(2,952)	(2,952)
Accumulated deficit	(5,212,879)	(5,468,711)
	(222,605)	3,480,363

Non-controlling interests	(781)	(602)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	2,184,126	6,709,864

See accompanying notes to the consolidated financial statements

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DAIFUWASTE MANAGEMENT HOLDING LIMITED
CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30,
(Stated in US Dollars)
UNAUDITED	Nine Months ended	Nine Months ended
	September 30	September 30
	2011	2010

Net sales	$844,054	$2,955,273
Cost of sales	(654,854)	(2,049,114)
Gross profit	189,200	906,159

Selling and distribution expenses	(342,255)	(225,275)
Administrative and other operating costs	(898,514)	(931,607)
Depreciation and amortization	(9,018)	(8,607)
	-
Loss from operations	(1,060,587)	(259,330)

Other income	1,773,249	---
Interest income	1,024	1,782
Income (loss) before taxes	713,686	(257,548)

Income tax	-	-
Net Income( loss) after taxes	713,686	(257,548)

Non-controlling interests	4	7

Net Income (loss)	$713,682	(257,541)

See accompanying notes to the consolidated financial statements

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DAIFUWASTE MANAGEMENT HOLDING LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Stated in US Dollars)
UNAUDITED

	Nine Months Ended	Nine Months Ended
	September 30	September 30
	2011	2010
Cash flows from operating activities
Net Income( loss) for the year	713,682	(257,541)
Non-controlling interest Adjustments to reconcile net income to net cash provided by operating activities:	(4)	(7)
Depreciation and amortization	9,018	8,607
Stock based compensation	70,858	10,332
Changes in operating assets and liabilities:
Increase in accounts receivable	83,430	(303,727)
(Increase)/Decrease in other receivables and prepayments	591,402	(387,156)
Decrease/ (Increase) in inventory	(364,112)	391,488
Increase (decrease) in accounts payable	(46)	16,560
Decrease in other payables and accrued liabilities	(1,050,445)	(25,289)

Net cash provided by (used in) operating activities	53,783	(546,733)

Cash flows from investing activities
Investment in HNDZ	(293,590)
Net cash used in investing activities	(293,509)

Cash flows from financing activities
Proceeds from common stock	100,000
Preferred stock redemption	4,067,777
Decrease (increase) in restricted cash	(4,310,000)	(145,000)
Net cash used by financing activities	(142,223)	(145,000)
Net decrease in cash and cash equivalents	(382,030)	(691,733)
Effect of foreign currency translation on cash and cash equivalents	27,377	(29,319)

Cash and cash equivalents – beginning of year	566,085	1,503,562

Cash and cash equivalents – end of year	211,432	841,148

See accompanying notes to the consolidated financial statements

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1.      Organization and principal activities

daifuwaste Management Holding Limited (Cayman) (“the Company”) formerly named China Healthcare Holdings Limited, was incorporated in Cayman on August 1, 2000.

On June 30, 2008, the Company underwent a reverse-merger with its subsidiaries as detailed in 2(c) Consolidation below, involving an exchange of shares (Share Exchange) between the Company and daifuWaste Management Holding Limited (Samoa) (“daifuWaste Samoa”), daifuWaste Solutions Inc. (“daifuWaste Solutions”), daifuWaste Investment Limited (“daifuWaste Investment”), Hydroclave China Inc. (“Hydroclave”) and daifuWaste Investment (Hong Kong) Limited (“daifuWaste HK”). As of December 31, 2009, the Company had totally issued an aggregate of 94,800,001 common stocks and 31,887,475 preferred stocks to the stockholder of daifuWaste Samoa and Vantage Stride (Mauritius) Limited respectively. For financial reporting purposes, this transaction is classified as a recapitalization of daifuWaste Samoa, daifuWaste Solutions, daifuWaste Investment, Hydroclave and daifuWaste HK. The accompanying consolidated financial statements were retroactively adjusted to reflect the effects of the recapitalization. On January 13, 2009, daifuWaste HK acquired Puhua Kangjian Environment Technology (Shenzhen) Limited (“PHKJ”). On April 30, 2010, 738,000 share options of daifuWaste Solutions as detailed in 9(b) were exercised by Chong Freddy Goman Yu Ting(“Mr Chong”). daifuWaste Samoa issued 1,033,200 ordinary shares of par value US$0.01 per share to Mr Chong as consideration for purchase 738,000 ordinary shares of par value US$0.01 per share of daifuWaste Solutions from Mr Chong. The Company issued 1,033,200 ordinary shares of par value US$0.01 per share to Mr Chong as consideration for purchase 1,033,200 ordinary shares of par value US$0.01 per share of daifuWaste Samoa

The Company is principally engaging in the holding of investments.

The account is prepared on the basis with assumption that as if at the beginning of January 1, 2008, the Company acquired 100% of daifuWaste Samoa. daifuWaste Samoa was incorporated on October 3, 2007 with 94,800,001 issued common stocks. After share exchange on 30 April, 2010, daifuWaste Samoa had totally issued an aggregate of 95,833,201 common stocks. The principal activity of daifuWaste Samoa is holding of investments.

daifuWaste Solutions is a subsidiary which is 100% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is medical waste equipment trading.

daifuWaste Investment is a subsidiary which is 100% held by daifuWaste Samoa. It situated in Samoa. The principle activity is holding investment in medical waste treatment centre.

Hydroclave is a subsidiary which is 95% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is holding investment in medical waste technology.

daifuWaste HK is a subsidiary which is 100% held by daifuWaste Solutions. It situated in Hong Kong. The principle activities are holding of investments and medical waste equipment trading.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1. Organization and principal activities (CONTinued)

PHKJ is a subsidiary which is 100% held by daifuWaste HK. It situated in PRC. The principle activity is medical waste equipment trading.

The Company and its subsidiaries (collectively the “Group”) are principally engaging in holding medical waste technology; medical waste equipment trading; and holding investment in medical waste treatment centre.

2.      Summary of significant accounting policies

(a)      Method of Accounting

The Group maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements, which are compiled on the accrual basis of accounting.

(b)      Basis of presentation

The Group’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”)

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the subsidiary situated in the PRC, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.         Summary of significant accounting policies (CONTINUED)

(c) Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. Significant inter-company transactions have been eliminated in consolidation.

As of September 30 2011, the particulars of the subsidiaries are as follows:

Name of company	Place of incorporation	Date of incorporation	Attributable equity interest %	Issued capital
daifuWaste Management Holding Limited	Samoa	October 3, 2007	100%	US$958,332
daifuWaste Solutions Inc.	British Virgin Islands	August 11, 2000	100%	US$477,380
daifuWaste Investment Limited	Samoa	October 3,2007	100%	US$50,000
Hydroclave China Inc.	British Virgin Islands	July 15,2002	95%	US$50,000
daifuWaste Investment (Hong Kong) Limited	Hong Kong	March 6, 2000	100%	HK$10,000,000
Puhua Kangjian Environment Technology (Shenzhen) Limited	PRC	September 15, 2003	100%	RMB10,000,000

(d) Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results might differ from those estimates.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.      Summary of significant accounting policies (CONTINUED)

(e) Economic and political risks

The Group’s operations are conducted in Hong Kong and the PRC. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(f) Cash and cash equivalents

The Group considers all highly liquid investments with initial maturities of three months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong and the PRC. The Group does not maintain any bank accounts in the United States of America.

(g)     Restricted cash

Deposits in banks for securities of performance and deposit on escrow for Group’s projects that are restricted in use are classified as restricted cash under current assets.

(h)     Accounts receivable

Accounts receivable consists of amounts due from customers. The Group extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on management’s assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment.

(i)     Accounting for the Impairment of Long-Lived Assets

The Group adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Group periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Group believes that, as of September 30, 2011 and September 30, 2010, there were no significant impairments of its long-lived assets.

(j)     Inventories

Inventories are valued at the lower of cost or market value with cost determined on a specific identification basis. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. The Group’s reserve requirements generally increase/decrease due to managements projected demand requirements, market conditions and product life cycle changes. During the reporting period, the Group did not make any allowance for slow-moving or defective inventories.

(k)   Plant and Equipment

Plant and equipment stated at cost less depreciation and amortization and accumulated impairment loss.

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives and residual value of the plant and equipment are as follows:

	Residual value	Useful life
Vehicles	5%	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

(l)        Goodwill

Goodwill was generally acquired in acquisitions in 2009 and 2008. Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, or SFAS No. 142, requires goodwill to be tested for impairment on an annual basis and between annual tests in certain circumstances, and written down when impaired. We perform this analysis during the fourth quarter of each year. Goodwill has been written off for the year since the management believes that no benefit is expected to flow to the Group in the foreseeable future.

(m)      Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists;

-Delivery has occurred or services have been rendered;

-The seller’s price to the buyer is fixed or determinable; and

-Collectability is reasonably assured. Payments have been established.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.   Summary of significant accounting policies (CONTINUED)

(n)         Cost of revenue

Regarding the trading of machine that deals with medical waste, the respective cost of revenue consists primarily of material cost, labor cost, subcontracting expenses and related expenses which are directly attributable to the trading.

(o)        Income taxes

The Group accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income and comprehensive income in the period that includes the enactment date.

(p)        Stock based compensation

Under SFAS No. 123R, we adopted the fair value recognition provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards, Stock-Based Payment, using the modified prospective application method. Stock-based compensation expense is measured at the grant date based on the value of the option or restricted stock and is recognized as expense, less expected forfeitures, over the requisite service period.

(q)        Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(r)         Recent accounting pronouncements

In January 2010, the FASB issued ASU Update No.2010-02 “Accounting and Reporting for Decrease in Ownership of a subsidiary – a Scope Clarification”. The update provides amendments to subtopic 810-10 and related guidance within US GAAP to clarify that the scope of the decrease in ownership provisions of the Subtopic and related guidance applies to three cases. The amendments in this Update also clarify that the decrease in ownership guidance in Subtopic 810-10 does not apply to the sales of in substance real estate and conveyances of oil and gas mineral rights transactions even if they involve businesses. If a decrease in ownership occurs in a subsidiary that is not a business or nonprofit activity, and entity first needs to consider whether the substance of the transaction causing the decrease in ownership in addressed in other U.S.GAAP, such as transfers of financial assets, revenue recognition, exchanges of nonmonetary assets, sales of in substance real estate, or conveyances of oil and gas mineral rights, and apply that guidance as applicable. If no other guidance exists, an entity should apply the guidance in Subtopic 810-10. The amendments in this Update also expand the disclosure about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of Subtopic 810-10.

In February 2010, the FASB issued ASU Update No.2010-10 “Consolidation-Amendments for Certain Investment Funds”. The amendments to the consolidation requirements of Topic 810 resulting from the issuance of Statement 167 are deferred for a reporting entity’s interest in an entity (1) that has all the attributes of an investment company or (2) for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies. The deferral does not apply in situations in which a reporting entity has the explicit or implicit obligation to fund losses of an entity that could potentially be significant to the entity. The deferral also does not apply to interests in securitization entities, asset-backed financing entities, or entities formerly considered qualifying special purpose entities. In addition, the deferral applies to a reporting entity’s interest in an entity that is required to comply or operate in accordance with requirements similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds. An entity that qualifies for the deferral will continue to be assessed under the overall guidance on the consolidation of variable interest entities in Subtopic 810-10 (before the Statement 167 amendments) or other applicable consolidation guidance, such as the guidance for the consolidation of partnerships in Subtopic 810-20.

The amendments in this Update also clarify that for entities that do not qualify for the deferral, related parties should be considered when evaluating each of the criteria in paragraph 810-10-55-37, as amended by Statement 167, for determining whether a decision maker or service provider fee represents a variable interest. In addition, the requirements for evaluating whether a decision maker’s or service provider’s fee is a variable interest are modified to clarify the Board’s intention that a quantitative calculation should not be the sole basis for this evaluation. The amendments in this Update are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The effective date coincides with the effective date for the Statement 167 amendments to Topic 810. Early application is not permitted.

In April 2010, the FASB issued ASU Update No.2010-13 “Compensation-Stock compensation, Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades”. This Update provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades 2 should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments in this Update do not expand the recurring disclosures required by Topic 718. Disclosures currently required under Topic 718 are applicable to a share-based payment award, including the nature and terms of share-based payment arrangements.

In April 2010, the FASB issued ASU Update No.2010-23 “Receivables- Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset” As a result of the amendments in this Update, modifications of loans that are accounted for within a pool under Subtopic 310-30 do not result in the removal of those loans from the pool even if the modification of those loans would otherwise be considered a troubled debt restructuring. An entity will continue to be required to consider whether the pool of assets in which the loan is included is impaired if expected cash flows for the pool change. The amendments in this Update do not affect the accounting for loans under the scope of Subtopic 310-30 that are not accounted for within pools. Loans accounted for individually under Subtopic 310-30 continue to be subject to the troubled debt restructuring accounting provisions within Subtopic 310-40, Receivables—Troubled Debt Restructurings by Creditors.

In July 2010, the FASB issued ASU Update No.2010-20 “Receivables-Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”. The objective of the amendments in this Update is for an entity to provide disclosures that facilitate financial statement users’ evaluation of the following:

1. The nature of credit risk inherent in the entity’s portfolio of financing receivables

2. How that risk is analyzed and assessed in arriving at the allowance for credit losses

3. The changes and reasons for those changes in the allowance for credit losses.

The amendments in this Update define two levels of disaggregation—portfolio segment and class of financing receivable. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. Classes of financing receivables generally are a disaggregation of portfolio segment. The amendments in this Update provide additional implementation guidance to determine the appropriate level of disaggregation of information. The amendments in this Update require an entity to provide the following additional disclosures about its financing receivables:

1. Credit quality indicators of financing receivables at the end of the reporting period by class of financing receivables

2. The aging of past due financing receivables at the end of the reporting period by class of financing receivables

3. The nature and extent of troubled debt restructurings that occurred during the period by class of financing receivables and their effect on the allowance for credit losses

4. The nature and extent of financing receivables modified as troubled debt restructurings within the previous 12 months that defaulted during the reporting period by class of financing receivables and their effect on the allowance for credit losses

5. Significant purchases and sales of financing receivables during the reporting period disaggregated by portfolio segment.. The amendments in this Update enhance disclosures about the credit quality of financing receivables and the allowance for credit losses. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011.

In September 2010, the FASB issued ASU Update No.2010-25 “Reporting loans to participants by defined contribution pension plans”. The amendments in this Update require that participant loans be classified as notes receivable from participants, which are segregated from plan investments and measured at their unpaid principal balance plus any accrued but unpaid interest. The amendments in this Update should be applied retrospectively to all prior periods presented, effective for fiscal years ending after December 15, 2010. Early adoption is permitted.

9

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(s) Recent accounting pronouncements (Continued)

In December 2010, the FASB issued Update No. 2010-28 “Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”. The amendments in this Update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples in paragraph 350-20-35-30, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities may early adopt the amendments using the effective date for public entities.

In January 2011, the FASB issued Update No. 2011-01 “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-2”. The amendments in this Update temporarily delay the effective date of the disclosures about troubled debt restructurings in Update 2010-20 for public entities. The delay is intended to allow the Board time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011.

The Group does not anticipate that the adoption of the above recent accounting pronouncements will have a material impact on these financial statements.

3.      INVENTORIES

Inventories as of September 30, 2011 and September 30, 2010 are consisted of the following:

	September 30	September 30
	2011	2010
Raw materials	$762,496	467,116
	762,496	467,116

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

4.      PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment as of September 30, 2011 and September 30, 2010 consisted of the following:

	September 30	September 30
	2011	2010

Cost	$64,262	61,469
Accumulated depreciation	(37,647)	(24,332)

Net book value	$26,615	37,137

Depreciation expense for nine months ended September 30, 2011 and for the nine months ended September 30, 2010 was $9,018 and $6,087 respectively.

5.      OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at September 30, are consisted of the following:

	September 30	September 30
	2011	2010
Customer deposit received	1,035,529	2,686,699
Other accruals and payables	1,306,506	526,817
Value added tax payable	35,880	--
Total other payables and accrued liabilities	2,377,915	3,213,516

6.      COMMITMENTS AND CONTINGENCIES

Litigation

As of September 30,2011, there is no material litigation pending or threatened against the Group in according to the best knowledge of the Group’s management and counsel.

7.      NON-CONTROLLING INTERESTS

The Group has non-controlling interests in one of its subsidiaries. The balance of the non-controlling interests as of September 30, 2011 and September 30, 2010 are as follows:

SUBSIDIARY	NON-CONTROLLING INTERESTS %	NON-CONTROLLING INTERESTS BALANCE AT September 30, 2011	NON-CONTROLLING INTERESTS BALANCE AT September 30, 2010
		$	$
Hydroclave China Inc.	5%	(781)	(602)

11